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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 23, 2006


                               RADIAL ENERGY, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

                             ______________________


          Delaware                     333-113726               72-1580091
____________________________          ____________          ___________________
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


                               1313 East Maple St.
                               Bellingham WA 98225
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


                                 (360) 685-4200
              (Registrant's telephone number, including area code)


          _____________________________________________________________
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.23e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 23, 2006, we entered into a binding letter of intent with Maxim Well Services Ltd. ("Maxim"), with its principal place of business in Bogota, Columbia, to enter into a joint operating agreement, the purpose of which is for Radial to acquire a twenty percent (20%) working interest in the right to explore and develop oil reserves and production on the 9,000 hectare (22,239 acre) "Bosque Block" located in prolific Middle Magdalena Valley of Columbia. Our working interest will be subject to a joint operating agreement with Maxim, to be negotiated.

We will be required to contribute $2.2 million in cash in stages beginning on execution of the joint operating agreement. Three Hundred Fifty Thousand Dollars ($350,000) will be due upon signing the joint operating agreement and another Three Hundred Fifty Thousand Dollars ($350,000) will be due sixty (60) days following the signing of the joint operating agreement. The remaining One Million Five Hundred Thousand Dollars ($1,500,000) will be due fifteen (15) days following any capital call made by Maxim at any time following the execution of the joint operating agreement.

Until such time that Radial recoups $1.5 million of its investment, it will receive a 33.33% participation in distributions. Following recoupment of $1.5 million of its investment, Radial's interest will remain at 20%.

Radial has until October 22, 2006, to enter into the joint operating agreement with Maxim, which may be extended by Maxim until November 22, 2006. If Radial fails to enter into the joint operating agreement with Maxim by the deadline, then Maxim will have no obligation to enter into the joint operating agreement or accept the investment from Radial on the terms expressed in the letter of intent. Further, if Radial fails to properly execute the joint operating agreement, it shall be liable to Maxim for a termination fee of up to $200,000 as follows: (a) $50,000 if Radial terminates at any time on or before the date the Colombian government issues the appropriate authority to Maxim to begin operations at the site, (b) a total of $100,000 if Radial terminates following the date the Colombian government issues such authority, and (c) a total of $200,000 if Radial terminates more than thirty (30) days following the date the Columbian government issues such authority.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RADIAL ENERGY, INC.



Dated: September 18, 2006          By: /s/ G. LEIGH LYONS
                                       ________________________________________
                                           G. Leigh Lyons
                                           President, Chief Executive
                                           Officer, and Chief Financial Officer